EXHIBIT 99.1

           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                             AS OF FEBRUARY 1, 2007

As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

----------------------------------------------------------------------------------------------------------------------------
                                                                                                UNAUDITED
                                                                                ESTIMATED      AVERAGE PER
                 RATED                                         ESTIMATED         CONTRACT     DAY OPERATING    ADDITIONAL
   RIG NAME      WATER       LOCATION        CUSTOMER      CONTRACT END DATE     DAYRATE        COSTS (NOT      COMMENTS
                  DEPTH                                                                         INCLUDING
                                                                                               TAX) FOR THE
                                                                                               THREE MONTHS
                                                                                                  ENDED
                                                                                               DECEMBER 31,
                                                                                                2006/MONTH
                                                                                                  ENDED
                                                                                               DECEMBER 31,
                                                                                                2006 ONLY
----------------------------------------------------------------------------------------------------------------------------

SEMISUBMERSIBLES:

----------------------------------------------------------------------------------------------------------------------------
ATWOOD           5000'     Australia     BHP BILLITON      FIRM WORK -        5 wells at      $86,000/91,000  Wells are
EAGLE                                    PETROLEUM PTY     (7 wells           $158,000                        subject to a
                                         ("BHPB")          remaining          1 well at                       change in
                                                           including          $168,000                        sequence and
                                                           current            1 well at                       a portion of
                                                           operation)         $150,000                        the dayrate
                                                           October 2007                                       is subject
                                                                                                              to some
                                                                                                              change due
                                                                                                              to currency
                                                                                                              exchange
                                                                                                              rate
                                                                                                              variance.

----------------------------------------------------------------------------------------------------------------------------
                           Australia     BHPB              OPTIONS -          $168,000        N/A             A portion of
                                                           (3 wells)                                          the dayrate
                                                           December 2007                                      is subject
                                                           (if all three                                      to some
                                                           option wells are                                   change due
                                                           drilled)                                           to currency
                                                                                                              exchange
                                                                                                              rate
                                                                                                              variance.
-----------------------------------------------------------------------------------------------------------------------------
                                       1

-----------------------------------------------------------------------------------------------------------------------------
                           Australia     ENI Spa AGIP      FIRM WORK -        $360,000        N/A             We expect
                                         EXPLORATION &     (1 well)                                           the well to
                                         PRODUCTION        January 2008                                       take 40 to
                                         DIVISION ("ENI")  (assuming that                                     45 days to
                                                           all of the above                                   complete.
                                                           option wells are
                                                           drilled)

-----------------------------------------------------------------------------------------------------------------------------
                           Australia     WOODSIDE          FIRM WORK -         $405,000       N/A             A portion of
                                         ENERGY LTD        (2 years)                                          the dayrate
                                                           January 2010                                       is subject
                                                           (assuming that                                     to some
                                                           all of the above                                   change due
                                                           option wells are                                   to currency
                                                           drilled)                                           exchange
                                                                                                              rate
                                                                                                              variance.

----------------------------------------------------------------------------------------------------------------------------
                           Australia     N/A               N/A                N/A             N/A             The rig
                                                                                                              could be off
                                                                                                              dayrate for
                                                                                                              ten to
                                                                                                              fourteen
                                                                                                              days during
                                                                                                              the first
                                                                                                              quarter of
                                                                                                              fiscal year
                                                                                                              2008 for
                                                                                                              required
                                                                                                              regulatory
                                                                                                              inspections
                                                                                                              and
                                                                                                              maintenance.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ATWOOD HUNTER    5,000'    Mauritania/   WOODSIDE          FIRM WORK -        $240,000        $65,000/81,000  The rig was
                           Libya                           April/May 2008     (Mauritania)                    off dayrate
                                                                              $245,000                        for fourteen
                                                                              (Libya)                         days during
                                                                                                              December
                                                                                                              2006 for
                                                                                                              required
                                                                                                              regulatory
                                                                                                              inspections
                                                                                                              and
                                                                                                              maintenance.




----------------------------------------------------------------------------------------------------------------------------
                           TBD           WOODSIDE          OPTIONS -          TBD             N/A
                                                           Two (2)
                                                           six-month
                                                           options. April 2009,
                                                           if exercised at
                                                           negotiated market
                                                           rate.

----------------------------------------------------------------------------------------------------------------------------
                                       2

----------------------------------------------------------------------------------------------------------------------------
ATWOOD FALCON    5,000'    Malaysia      SARAWAK SHELL     FIRM WORK -        $113,000        $95,000/$96,000 (The $24
                                         BERHAD ("SHELL")   July 10, 2007                     (Due to         million
                                                                                              expensing       Shell
                                                                                              certain costs   reimbursement
                                                                                              incurred in     is being
                                                                                              the shipyard,   amortized as
                                                                                              operating       revenues
                                                                                              costs were      over the
                                                                                              high for the    remaining
                                                                                              month and       firm
                                                                                              three months    contract
                                                                                              ended           commitment
                                                                                              December 31,    following
                                                                                              2006.           the upgrade
                                                                                                              (32 months)
                                                                                                              which will
                                                                                                              increase
                                                                                                              dayrate
                                                                                                              revenues by
                                                                                                              approximately
                                                                                                              $24,000.)

---------------------------------------------------------------------------------------------------------------------------
                           Malaysia      SHELL             FIRM WORK -        $160,000/       N/A             Most of the
                                                           (2 years)          $200,000                        work during
                                                           July 2009          (dayrate                        this period
                                                                              depends on                      is expected
                                                                              water depth                     to be at the
                                                                              of each well)                   $160,000
                                                                                                              dayrate
                                                                                                              level.
---------------------------------------------------------------------------------------------------------------------------
                           Malaysia      SHELL             OPTION -           TBD             N/A
                                                           (1 year)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
ATWOOD           2,000'    Turkey        TOREADOR TURKEY   FIRM WORK -        $125,000        $57,000/$52,000 It now
SOUTHERN CROSS                           LIMITED           (2 wells                                           appears that
                                         ("TOREADOR")      remaining                                          TOREADOR
                                                           including                                          will drill
                                                           current well)                                      all of its
                                                           March 2007                                         wells before
                                                           (subject to                                        the MELROSE
                                                           TOREADOR                                           program. If that
                                                           drilling its                                       occurs, the
                                                           third well prior                                   dayrate for the
                                                           to commencing                                      last well will be
                                                           the MELROSE                                        $135,000.
                                                           work.)

---------------------------------------------------------------------------------------------------------------------------
                           Bulgaria      MELROSE           FIRM WORK -        $125,000        N/A
                                         RESOURCES         (3 wells)
                                         ("MELROSE")       June 2007
                                                           (subject to
                                                           TOREADOR
                                                           drilling its
                                                           third well prior
                                                           to commencing
                                                           the MELROSE
                                                           work.)

--------------------------------------------------------------------------------------------------------------------------
                           Bulgaria      MELROSE           OPTIONS -          $125,000        N/A
                                                           (2 wells)
                                                           July 2007 (if
                                                           both option
                                                           wells are
                                                           drilled)
--------------------------------------------------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------------------------------------------------
                           Turkey        TURKIYE           FIRM WORK -        $290,000        N/A
                                         PETROLLERI A.O.   (3 wells)
                                         ("TPAO")          October 2007
                                                           (assuming above
                                                           option wells are
                                                           drilled)


-------------------------------------------------------------------------------------------------------------------------
                           Turkey        TPAO              OPTIONS -          $320,000        N/A             If TPAO
                                                           (3 wells)                                          exercises
                                                            January 2008                                      their
                                                           (assuming                                          options, the
                                                           MELROSE option                                     well
                                                           wells drilled                                      sequence for
                                                           and TPAO                                           TPAO option
                                                           exercises                                          wells and
                                                           options to drill                                   VANCO wells
                                                           all three option                                   could change.
                                                           wells)


--------------------------------------------------------------------------------------------------------------------------
                           Ukraine       VANCO             FIRM  WORK -       $305,000        N/A             See above
                                         INTERNATIONAL     (1 well)
                                         LTD.              ("VANCO") March 2008
                                                           (assuming MELROSE and
                                                           TPAO options are
                                                           exercised)


--------------------------------------------------------------------------------------------------------------------------
                           Ukraine       VANCO             OPTIONS -          $325,000        N/A             See above
                                                           (1 well)
                                                           April 2008
                                                           (assuming
                                                           MELROSE, TPAO
                                                           and VANCO
                                                           options are all
                                                           exercised)

---------------------------------------------------------------------------------------------------------------------------

CANTILEVER JACK-UPS:

----------------------------------------------------------------------------------------------------------------------------
ATWOOD BEACON    400'     India         GUJARAT STATE      FIRM WORK -         $113,000       $44,000/$52,000
                                        PETROLEUM          January 2008
                                        CORPORATION LTD
                                        ("GSPC")

-----------------------------------------------------------------------------------------------------------------------------

                                       4

----------------------------------------------------------------------------------------------------------------------------
                          India         GSPC               FIRM WORK -         $133,500       N/A
                                                           (12 months)
                                                           January 2009
-----------------------------------------------------------------------------------------------------------------------------
                          India         GSPC               OPTIONS - (1        TBD            N/A
                                                           year)

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
VICKSBURG        300'     Thailand      CHEVRON OVERSEAS   FIRM WORK -         $94,500        $41,000/$41,000
                                        PETROLEUM          June 2007
                                        ("CHEVRON")


-----------------------------------------------------------------------------------------------------------------------------
                          Thailand      CHEVRON            FIRM WORK -         $154,000       N/A
                                        (2 years)
                                        June 2009


-----------------------------------------------------------------------------------------------------------------------------
                          Thailand      N/A                N/A                 N/A            N/A             The rig
                                                                                                              could be off
                                                                                                              dayrate for
                                                                                                              ten to
                                                                                                              fourteen
                                                                                                              days during
                                                                                                              the first
                                                                                                              quarter of
                                                                                                              fiscal year
                                                                                                              2008 for
                                                                                                              required
                                                                                                              regulatory
                                                                                                              inspections
                                                                                                              and
                                                                                                              maintenance.

----------------------------------------------------------------------------------------------------------------------------

SEMISUBMERSIBLE TENDER ASSIST UNIT:

----------------------------------------------------------------------------------------------------------------------------
SEAHAWK          1,800'   Equatorial    AMERADA HESS       FIRM WORK -         $68,430        $74,000/$91,000 Contract
                          Guinea        EQUATORIAL         September 2008      (plus                          provides for
                                        GUINEA, INC.                           approximately                  dayrate
                                        ("HESS")                               $19,000 of                     increases
                                                                               amortized                      based upon
                                                                               per day                        certain cost
                                                                               revenue.)                      escalations
                                                                                                              beginning
                                                                                                              with the
                                                                                                              second year
                                                                                                              of the
                                                                                                              contract.

----------------------------------------------------------------------------------------------------------------------------
                          Equatorial    HESS               OPTIONS -           $68,430        N/A             Dayrate
                          Guinea                           (2 years)                                          subject to
                                                           September 2010                                     increase due
                                                           (if all four                                       to contract
                                                           six-month options                                  cost
                                                           are exercised)                                     escalations.

----------------------------------------------------------------------------------------------------------------------------

                                       5

----------------------------------------------------------------------------------------------------------------------------

SUBMERSIBLE:

----------------------------------------------------------------------------------------------------------------------------
RICHMOND         70'      US Gulf of    HELIS OIL & GAS    FIRM WORK -         $80,000        $33,000/34,000
                          Mexico        ("HELIS")          (4 wells
                                                           remaining,
                                                           including current
                                                           well) May/June
                                                           2007

-----------------------------------------------------------------------------------------------------------------------------
                          US Gulf of    HELIS              OPTIONS -           TBD            N/A
                          Mexico                           September/October
                                                           2007
                                                           (one option for
                                                           four additional
                                                           wells)

-----------------------------------------------------------------------------------------------------------------------------
                          US Gulf of    N/A                N/A                 N/A            N/A             The rig could be
                                                                                                              off dayrate for
                                                                                                              ten to fourteen
                                                                                                              days during the
                                                                                                              second quarter of
                                                                                                              fiscal year 2008
                                                                                                              for required
                                                                                                              regulatory
                                                                                                              inspections
                                                                                                              and
                                                                                                              maintenance.
----------------------------------------------------------------------------------------------------------------------------

MANAGEMENT CONTRACT

----------------------------------------------------------------------------------------------------------------------------
NORTH RANKIN     N/A      Australia     WOODSIDE           FIRM WORK -         Daily margin                   The
`A'                                                        May 2007            of around                      management
                                                                               $5,000                         contract
                                                                                                              could
                                                                                                              terminate in
                                                                                                              May 2007.
----------------------------------------------------------------------------------------------------------------------------


NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be 13% to 18%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

                   PER DAY FOR THREE MONTHS ENDED DECEMBER 2006        $12,000